John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books   Bank of America Merrill Lynch

                                                            Citigroup Global Markets Inc

                                                            JP Morgan Securities

                                                            Morgan Stanley

                                                            Wells Fargo & Co

(2)         Names of Issuers: Adobe Systems

(3)         Title of Securities: ADBE 3.25 2/15 cusip 00724FAA9

(4)         Date of First Offering: 1/25/2010

(5)         Amount of Total Offering:  $600,000,000.00

(6)         Unit Price of Offering: $ 99.826

Comparable Securities

1) HP – C# 428236AV5

2) Cisco Systems – C# 17275RAG7

3) Microsoft – C# 594918AR0

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations: 28

(9)     Trade Date:  1/25/2010

(10)   Portfolio Assets on Trade Date: $1,137,738,419

(11)   Price Paid per Unit: $99.826

(12)   Total Price Paid by Portfolio:

1,335,000 bonds @ $99.826 = $1,332,677.10

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         20,000,000  bonds @ $99.826 = $19,965,200

(14)   % of Portfolio Assets Applied to Purchase

0.117%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         28 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

1/25/2010___________________________

[signature]

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books   Bank of America Merrill Lynch

                                                            Citigroup Global Markets Inc

                                                            JP Morgan Securities

                                                            Morgan Stanley

                                                            Wells Fargo & Co

(2)         Names of Issuers: Adobe Systems

(3)         Title of Securities: ADBE 4.75 2/20 cusip 00724FAB7

(4)         Date of First Offering: 1/25/2010

(5)         Amount of Total Offering:  $900,000,000.00

(6)         Unit Price of Offering: $ 99.387

Comparable Securities

1) Cisco Sys – C# 17275RAH5

2) Oracle Corp – C# 68389XAG0

3) SYSCO Corp – C# 871829AM9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations: 28

(9)     Trade Date:  1/25/2010

(10)   Portfolio Assets on Trade Date: $1,137,738,419

(11)   Price Paid per Unit: $99.387

(12)   Total Price Paid by Portfolio:

1,665,000 bonds @ $99.387 = $1,654,793.55

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         25,000,000  bonds @ $99.387 = $24,846,750

(14)   % of Portfolio Assets Applied to Purchase

0.145%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         28 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

1/25/2010___________________________

[signature]

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Manager   Barclays Capital

Co-Manager(s)     Bayerische Landesbank (US)

                              Citigroup Global Markets Inc

                              Credit Suisse Securities USA LLC

                              Daiwa Securities America Inc

                              NAB Capital Markets

                              RBC Capital Markets

                              Scotia Capital Inc

                              SG Americas Securities LLC

                              SunTrust Robinson Humphrey

                              Wells Fargo Securities LLC

(2)         Names of Issuers: Barclays Bank PLC

(3)         Title of Securities: BACR 5.125 01/20 c#06739GAR0

(4)         Date of First Offering: 1/5/2010

(5)         Amount of Total Offering:  $3,000,000,000.00

(6)         Unit Price of Offering: $ 99.183

Comparable Securities

1) Citigroup – Cusip 172967EV9

2) Goldman Sachs Grp - Cusip 38141EA25

3) JP Morgan – Cusip 46625HHL7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations: over 300

(9)     Trade Date:  1/5/2010

(10)   Portfolio Assets on Trade Date: $1,108,339,234

(11)   Price Paid per Unit: $99.183

(12)   Total Price Paid by Portfolio:

2,550,000 bonds @ $99.183 = $2,529,166.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

40,000,000  bonds @ $99.183 = $39,673,200

(14)   % of Portfolio Assets Applied to Purchase

0.228%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         Over 300 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

1/5/2010___________________________

[signature]

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Manager                 Credit Suisse

Co-Manager(s)    Banc of America Securities LLC

                              Banco Popular North America

                              Bank of New York Mellon Corp/The

                              BB&T Corp

                              Citigroup Global Markets Inc

                              Comerica Securities

                              Deutsche Bank Securities Inc

                              DZ Financial Markets LLC

                              Fifth Third Securities Inc

                              FTN Financial

                              Keybanc Capital Markets

                              Morgan Keegan & Co

                              RBC Capital Markets

                              Stifel Nicolaus & Co Inc

                              US Bancorp

                              Wells Fargo & Co

(2)         Names of Issuers: Credit Suisse

(3)         Title of Securities: CS 5.4 1/14/20 cusip 22546QAD9

(4)         Date of First Offering: 1/11/2010

(5)         Amount of Total Offering:  $2,500,000,000.00

(6)         Unit Price of Offering: $ 99.756

Comparable Securities

1) Citigroup – Cusip 172967EV9

2) Goldman Sachs Grp - Cusip 38141EA25

3) JP Morgan – Cusip 46625HHL7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations: 154

(9)     Trade Date:  1/11/2010

(10)   Portfolio Assets on Trade Date: $1,109,445,515

(11)   Price Paid per Unit: $99.756

(12)   Total Price Paid by Portfolio:

670,000 bonds @ $99.756 = $668,365.20

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

25,000,000  bonds @ $99.756 = $24,939,000

(14)   % of Portfolio Assets Applied to Purchase

0.060%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         154 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

1/11/2010___________________________

[signature]

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books         Bank of America Credit Suisse

Co – Mgrs            Barclays Capital

                              JP Morgan Securities

                              Deutsche Bank

                              RBC Capital Markets

                              Wells Fargo & Co

(2)         Names of Issuers: Discover Card Master Trust

(3)         Title of Securities: DCENT 2010 – A1 A1 cusip 254683AL9

(4)         Date of First Offering: 1/26/2010

(5)         Amount of Total Offering:  $750,000,000.00

(6)         Unit Price of Offering: $ 100.00

Comparable Securities

1) CCCIT – C# 17305EER2

2) DCENT – C# 254683AJ4

3) DCENT – C# 254683AK1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations: 24

(9)     Trade Date:  1/26/2010

(10)   Portfolio Assets on Trade Date: $1,137,738,419

(11)     Price Paid per Unit: $100

(12)   Total Price Paid by Portfolio:

9,629,000 bonds @ $100 = $9,629,000

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

150,000,000  bonds @ $100 = $150,000,000

(14)   % of Portfolio Assets Applied to Purchase

0.846%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         24 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

1/26/2010___________________________

[signature]

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books    Bank of America Merrill Lynch

                                                   Deutsche Bank Securities Inc

                                                   JP Morgan

                                                   US Bancorp

Co-Manager(s)                          UBS Securities LLC

                                                   Wells Fargo Securities LLC

(2)         Issuer:  Lincoln National Corp

(3)         Title of Securities: LNC 4.3 06/15/15 c#534187AZ2

(4)         Date of First Offering: 6/15/2010

(5)         Amount of Total Offering:  $250,000,000.00

(6)         Unit Price of Offering: $ 99.867

Comparable Securities

1) WLP #94973VAQ0

2) HIG #416515AY0

3) ALL #020002AW1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%)

(8)     Years of Issuer’s Operations:  105

(9)     Trade Date:  6/15/2010

(10)   Portfolio Assets on Trade Date: $1,433,650,681

(11)   Price Paid per Unit: $99.867

(12)   Total Price Paid by Portfolio:

460,000 bonds @ $99.867 = $459,388.20

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

6,500,000  bonds @ $99.867 = $6,491,355

(14)   % of Portfolio Assets Applied to Purchase:    0.032%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         105 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:          8/4/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

BofA Merrill Lynch          Citi

 (Joint Book Runner) (Joint Book Runner)

Loop Capital Markets, LLC

Barclays Capital                     Blaylock Robert Van, LLC                    BMO Capital Mkts GKST Inc.

De La Rosa & Co.                 Fidelity Capital Markets                         Goldman, Sachs & Co.

Jefferies & Company             J.P. Morgan                                          Morgan Keegan

Morgan Stanley                      Nollenberger Capital Partners Inc.          Piper Jaffray & Co.

Ramirez & Co., Inc.               Raymond James & Associates, Inc.       RBC Capital Markets

Rice Financial Products Inc.    Siebert Brandford Shank & Co. LLC      SL Hare Capital, Inc.

Stone & Youngberg                The Williams Capital Group, L.P.           Touissant Capital Partners, LLC

Wedbush Securities                Wells Fargo Securities                           William Blair & Company

(2)         Names of Issuers: State of California

(3)         Title of Securities: CAS 7.625 03/40 c#13063BFR8

(4)         Date of First Offering: 3/25/2010

(5)         Amount of Total Offering:  $1,250,000,000.00

(6)         Unit Price of Offering: $ 101.701

Comparable Securities

1) NRTTRN c#66285WFB7

2) CAS c#13063A7D0

3) CLAAPT c#18085PMT8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations: 160

(9)     Trade Date:  3/25/2010

(10)   Portfolio Assets on Trade Date: $1,239,880,124

(11)   Price Paid per Unit: $101.701

(12)   Total Price Paid by Portfolio: 1,160,000 bonds @ $101.701 = $1,179,731.60

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000  bonds @ $101.701 = $15,255,150

(14)   % of Portfolio Assets Applied to Purchase

0.095%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         160 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         Yes

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

3/25/2010___________________________

[signature]

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books             Bank of America Merrill Lynch

                                                            Deutsche Bank Securities Inc

                                                            UBS Securities

Co-Manager(s)                                   Barclays Capital

                                                            Citigroup Global Markets Inc

                                                            Goldman Sachs & Co

                                                            HSBC Securities

                                                            JP Morgan Securities

                                                            Morgan Stanley

                                                            Stifel Nicolaus & Co Inc

                                                            Sumitomo Mitsui Banking Corp/New Y

                                                            Wells Fargo & Co

(2)         Names of Issuers: Cigna Corp

(3)         Title of Securities: CI 5.125 06/15/20 c#125509BM0

(4)         Date of First Offering: 5/12/2010

(5)         Amount of Total Offering:  $300,000,000.00

(6)         Unit Price of Offering: $ 99.474

Comparable Securities

1) AMGEN Cusip = 031162AZ3

2) Pfizer Cusip = 717081DB6

3)  Medtronic CUsip = 585055AN6

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations: 218

(9)     Trade Date:  5/12/2010

(10)   Portfolio Assets on Trade Date: $1,352,602,977

(11)   Price Paid per Unit: $99.474

(12)   Total Price Paid by Portfolio: 605,000 bonds @ $99.474= $601,817.70

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

9,000,000  bonds @ $99.474 = $8,952,660

(14)   % of Portfolio Assets Applied to Purchase

         0.044%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         218 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management              Date: 5/12/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books    Banc of America Securities LLC

                                                            CIBC World Markets

                                                            HSBC Securities

                                                            JP Morgan Securities

                                                            RBS Securities Inc

         Co-Manager(s)                          Barclays Capital

                                                            BMO Capital Markets Corp

                                                            Credit Suisse Securities USA LLC

                                                            Goldman Sachs & Co

                                                            Natixis Bleichroeder Inc

                                                            RBC Capital Markets

                                                            UBS Securities LLC

                                                            Wells Fargo Securities LLC

(2)         Issuer:  Canadian Imperial Bank

(3)         Title of Securities: CM 2.6 07/15 #136069DM0

(4)         Date of First Offering: 6/25/2010

(5)         Amount of Total Offering:  $1,250,000,000.00

(6)         Unit Price of Offering: $ 99.921

Comparable Securities

1) HSBC #44328MAB0

2) Nordea #65557CAA1

3) BAC #06051GEB1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  49

(9)     Trade Date:  6/25/2010

(10)   Portfolio Assets on Trade Date: $1,498,222,588

(11)   Price Paid per Unit: $99.921

(12)   Total Price Paid by Portfolio: 1,590,000 bonds @ $99.921 = $1,588,743.90

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000  bonds @ $99.921 = $14,988,150

(14)   % of Portfolio Assets Applied to Purchase

0.106%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         49 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management              Date:    6/25/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books      Deutsche Bank Securities Inc

                              Mitsubishi UFJ Securities USA Inc

                              RBS Securities Inc

                              UBS Securities LLC

Co-Manager(s)                Banc of America Securities LLC

                              Barclays Capital

                              BNP Paribas

                              BNY Mellon Capital Markets LLC

                              Broadpoint Capital Inc

                              Citigroup Global Markets Inc

                              Daiwa Securities America Inc

                              Goldman Sachs & Co

                              JP Morgan

                              Lloyds TSB Bank PLC

                              Mizuho Securities USA Inc

                              Morgan Stanley

                              SunTrust Robinson Humphrey

                              US Bancorp Investments Inc

                              Wells Fargo & Co

(2)         Names of Issuers: Comcast Corp

(3)         Title of Securities: CMCSA 5.15 3/20 c# 20030NBA8

(4)         Date of First Offering: 2/24/2010

(5)         Amount of Total Offering:  $1,400,000,000.00

(6)         Unit Price of Offering: $ 99.899

Comparable Securities

1) CMCSA c# 20030NAZ4

2) TRICN c# 884903BG9

3) TELVIS c# 40049JAW7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  47

(9)     Trade Date:  2/24/2010

(10)   Portfolio Assets on Trade Date: $1,179,295,052

(11)   Price Paid per Unit: $99.899

(12)   Total Price Paid by Portfolio:

2,120,000 bonds @ $99.899 = $2,117,858.80

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

30,000,000  bonds @ $99.899 = $29,969,700

(14)   % of Portfolio Assets Applied to Purchase

0.179%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         47 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2/24/2010___________________________

[signature]

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books      Deutsche Bank Securities Inc

                              Mitsubishi UFJ Securities USA Inc

                              RBS Securities Inc

                              UBS Securities LLC

Co-Manager(s)                Banc of America Securities LLC

                              Barclays Capital

                              BNP Paribas

                              BNY Mellon Capital Markets LLC

                              Broadpoint Capital Inc

                              Citigroup Global Markets Inc

                              Daiwa Securities America Inc

                              Goldman Sachs & Co

                              JP Morgan

                              Lloyds TSB Bank PLC

                              Mizuho Securities USA Inc

                              Morgan Stanley

                              SunTrust Robinson Humphrey

                              US Bancorp Investments Inc

                              Wells Fargo & Co

(2)         Names of Issuers: Comcast Corp

(3)         Title of Securities: CMCSA 6.4 3/40 c#20030NBB6

(4)         Date of First Offering: 2/24/2010

(5)         Amount of Total Offering:  $1,000,000,000.00

(6)         Unit Price of Offering: $ 99.524

Comparable Securities

1) CMCSA c# 20030Nay7

2) TRICN c# 884903AY1

3) TELVIS c# 40049JAY3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  47

(9)     Trade Date:  2/24/2010

(10)   Portfolio Assets on Trade Date: $1,179,295,052

(11)   Price Paid per Unit: $99.524

(12)   Total Price Paid by Portfolio:

1,415,000 bonds @ $99.524 = $1,408,264.60

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000  bonds @ $99.524 = $19,904,800

(14)   % of Portfolio Assets Applied to Purchase

0.119%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         47 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2/24/2010___________________________

[signature]

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books                Barclays Capital

                                                                        Goldman Sachs & Co

                                                                        JP Morgan

         Co-Manager(s)                                      Bank of America Merrill Lynch

                                                                        Citigroup Global Markets Inc

                                                                        Credit Suisse Securities USA LLC

                                                                        Deutsche Bank Securities Inc

                                                                        RBC Capital Markets

                                                                        Wells Fargo & Co

(2)         Names of Issuers: Discover Bank

(3)         Title of Securities: DFS 04/20 c#25466AAB7

(4)         Date of First Offering: 4/12/2010

(5)         Amount of Total Offering:  $500,000,000.00

(6)         Unit Price of Offering: $ 99.307

Comparable Securities

1) Citigroup – Cusip 172967EV9

2) Goldman Sachs Grp - Cusip 38141EA25

3) JP Morgan – Cusip 46625HHL7

(7)     Underwriting Spread or Commission 0.90%

(8)     Years of Issuer’s Operations: 25

(9)     Trade Date:  4/12/2010

(10)   Portfolio Assets on Trade Date: $1,281,093,582

(11)   Price Paid per Unit: $99.307

(12)   Total Price Paid by Portfolio: 740,000 bonds @ $99.307 = $734,871.80

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

8,000,000  bonds @ $99.307 = $7,944,560

(14)   % of Portfolio Assets Applied to Purchase

         0.057%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         25 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:          4/12/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books    Bank of America Merrill Lynch

                                                            Citigroup Global Markets Inc

                                                            Credit Suisse

                                                            JP Morgan Securities

                                                            RBS Securities Corp

         Co-Manager(s)                          Barclays Capital

                                                            Credit Agricole Securities USA Inc

                                                            Fortis Bank SA/NV - New York NY

                                                            Goldman Sachs & Co

                                                            Morgan Stanley

                                                            RBC Capital Markets

                                                            Scotia Capital Inc

                                                            SunTrust Robinson Humphrey

                                                            Wells Fargo Securities LLC

(2)         Names of Issuers: Discovery Communications

(3)         Title of Securities: DISCA 5.05 06/20 c#25470DAC3

(4)         Date of First Offering: 5/26/2010

(5)         Amount of Total Offering:  $1,300,000,000.00

(6)         Unit Price of Offering: $ 99.675

Comparable Securities

1) CMCSA c# 20030NBA8

2) TRICN c# 884903BG9

3) DISCA c# 25470DAA7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  25

(9)     Trade Date:  5/26/2010

(10)   Portfolio Assets on Trade Date: $1,387,833,442

(11)   Price Paid per Unit: $99.675

(12)   Total Price Paid by Portfolio: 1,340,000 bonds @ $99.675 = $1,335,645

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

45,000,000  bonds @ $99.675 = $44,853,750

(14)   % of Portfolio Assets Applied to Purchase

0.096%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         25 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management              Date:       5/26/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books    Bank of America Merrill Lynch

                                                            Citigroup Global Markets Inc

                                                            Credit Suisse

                                                            JP Morgan Securities

                                                            RBS Securities Corp

         Co-Manager(s)                          Barclays Capital

                                                            Credit Agricole Securities USA Inc

                                                            Fortis Bank SA/NV - New York NY

                                                            Goldman Sachs & Co

                                                            Morgan Stanley

                                                            RBC Capital Markets

                                                            Scotia Capital Inc

                                                            SunTrust Robinson Humphrey

                                                            Wells Fargo Securities LLC

(2)         Names of Issuers: Discovery Communications

(3)         Title of Securities: DISCA 6.35 06/40 c#25470DAD1

(4)         Date of First Offering: 5/26/2010

(5)         Amount of Total Offering:  $850,000,000.00

(6)         Unit Price of Offering: $ 99.974

Comparable Securities

1) CMCSA c# 20030Nay7

2) TRICN c# 884903AY1

3) TELVIS c# 40049JAY3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  25

(9)     Trade Date:  5/26/2010

(10)   Portfolio Assets on Trade Date: $1,387,833,442

(11)   Price Paid per Unit: $99.974

(12)   Total Price Paid by Portfolio: 895,000 bonds @ $99.974 = $894,767.30

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

10,000,000  bonds @ $99.974 = $9,997,400

(14)   % of Portfolio Assets Applied to Purchase

0.064%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         25 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management              Date:    5/26/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books      Citigroup Global Markets Inc

                              Morgan Stanley

                              Wells Fargo Securities LLC

Co-Manager(s)                Deutsche Bank Securities Inc

                              HSBC Securities

                              RBC Capital Markets

                              RBS Securities Inc

Jr Co-Manager(s)            Mizuho Securities USA Inc

                              NBF Securities USA Corp

                              Societe Generale

(2)         Names of Issuers: Enbridge Energy Partners

(3)         Title of Securities: EEP 5.2 3/20 c# 29250RAS5

(4)         Date of First Offering: 2/25/2010

(5)         Amount of Total Offering:  $500,000,000.00

(6)         Unit Price of Offering: $ 99.959

Comparable Securities

1) RDSALN c#822582AJ1

2) ETP c#29273RAM1

3) WPZ c#96950FAC8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  19

(9)     Trade Date:  2/25/2010

(10)   Portfolio Assets on Trade Date: $1,182,043,641

(11)   Price Paid per Unit: $99.959

(12)   Total Price Paid by Portfolio:

705,000 bonds @ $99.959 = $704,710.95

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

10,000,000  bonds @ $99.959 = $9,995,900

(14)   % of Portfolio Assets Applied to Purchase

0.059%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         19 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2/25/2010___________________________

[signature]

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books    Citigroup Global Markets Inc

                                                            Mizuho Securities USA Inc

                                                            RBS Securities Corp

                                                            Scotia Capital Inc

                                                            SunTrust Robinson Humphrey

                                                            Wells Fargo & Co

(2)         Names of Issuers: Enterprise Products Oper

(3)         Title of Securities: EPD 5.2 09/01/20 c#29379VAP8

(4)         Date of First Offering: 5/11/2010

(5)         Amount of Total Offering:  $1,000,000,000.00

(6)         Unit Price of Offering: $ 99.701

Comparable Securities

1) RDSALN c#822582AJ1

2) ETP c#29273RAM1

3) WPZ c#96950FAC8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  12

(9)     Trade Date:  5/11/2010

(10)   Portfolio Assets on Trade Date: $1,352,601,236

(11)   Price Paid per Unit: $99.701

(12)   Total Price Paid by Portfolio: 2,175,000 bonds @ $99.701 = $2,168,496.75

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

25,000,000  bonds @ $99.701 = $24,925,250

(14)   % of Portfolio Assets Applied to Purchase

0.160%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         12 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                 Date:       5/11/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books       Barclays Capital

                                                         Credit Suisse Securities USA LLC

                                                         HSBC Securities

                                                         JP Morgan Securities

Senior Co-Managers             Bank of America Securities LLC

                                                Daiwa Capital Markets Europe Limited

                                                RBC Capital Markets Corporation

                                                UBS Limited

Co-Manager(s)                       Citigroup Global Markets Inc.

                                                Deutsche Bank A.G. London Branch

                                                Goldman Sachs International

                                                Morgan Stanley & Co. International plc

                                                Nomura International plc

                                                RBS Securities Inc.

                                                Skandinaviska Enskilda Banken AS (publ)

                                                SG Americas Securities, LLC

                                                TD Securities (USA) LLC

                                                Wells Fargo Securities, LLC.

(2)         Names of Issuers:  International Bank Recon & Development

(3)         Title of Securities: IBRD 2.375 05/15 c#459058AR4

(4)         Date of First Offering: 5/18/2010

(5)         Amount of Total Offering:  $4,500,000,000.00

(6)         Unit Price of Offering: $ 99.546

Comparable Securities

1) EIKBOR c#302154AU1

2) ASIA c#045167BX0

3) EIB c#298785FB7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  66

(9)     Trade Date:  5/18/2010

(10)   Portfolio Assets on Trade Date: $1,389,184,180

(11)   Price Paid per Unit: $99.546

(12)   Total Price Paid by Portfolio: 9,150,000 bonds @ $99.546 = $9,108,459.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

110,000,000  bonds @ $99.546 = $109,500,600

(14)   % of Portfolio Assets Applied to Purchase

0.655%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         66 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:    5/18/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books      Banc of America Securities LLC

                                                      Barclays Capital

                                                      Citigroup Global Markets Inc

                                                      ING Bank NV/United States

Co-Manager(s)                            Commerzbank AG

                                                      Danske Markets

                                                      Intesa Sanpaolo SpA

                                                      JP Morgan

                                                      Mizuho Securities USA Inc

                                                      RBS Securities Corp

                                                      TD Securities

                                                      Wells Fargo & Co

(2)         Names of Issuers: Johnson Controls Inc

(3)         Title of Securities: JCI 5 03/20 c#478366AU1

(4)         Date of First Offering: 3/4/2010

(5)         Amount of Total Offering:  $500,000,000.00

(6)         Unit Price of Offering: $ 99.543

Comparable Securities

1) FORD C#345397UM2

2) TOYOTA C#89240AKP4

3) HONDA C#02666RAH4

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  125

(9)     Trade Date:  3/4/2010

(10)   Portfolio Assets on Trade Date: $1,214,070,075

(11)   Price Paid per Unit: $99.543

(12)   Total Price Paid by Portfolio: 715,000 bonds @ $99.543 = $711,732.45

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

10,000,000  bonds @ $99.543 = $9,954,300

(14)   % of Portfolio Assets Applied to Purchase

0.058%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         125 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

3/4/2010___________________________

[signature]

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Lead Manager              JP Morgan Securities

         Co-Manager(s)             KeyBanc Capital Markets

                                                Lebenthal & Co Inc

                                                Morgan Keegan & Co

                                                Wells Fargo & Co

                                                Williams Capital Group LP

(2)         Names of Issuers: JPMorgan

(3)         Title of Securities: JPM 3.7 01/15 c#46625HHP8

(4)         Date of First Offering: 3/18/2010

(5)         Amount of Total Offering:  $2,750,000,000.00

(6)         Unit Price of Offering: $ 100.81

Comparable Securities

1) Citigroup – Cusip 172967FA4

2) Morgan Stanley Cusip 61747YCK9

3) BofA Cusip 06051GEB1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations: 211

(9)     Trade Date:  3/18/2010

(10)   Portfolio Assets on Trade Date: $1,243,971,210

(11)   Price Paid per Unit: $100.81

(12)   Total Price Paid by Portfolio: 1,905,000 bonds @ $100.81 = $1,920,430.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

25,000,000  bonds @ $100.81 = $25,202,500

(14)   % of Portfolio Assets Applied to Purchase:    0.154%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         211 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

3/18/2010___________________________

[signature]

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Lead Manager               JP Morgan Securities

         Co-Manager(s)              KeyBanc Capital Markets

                                                Lebenthal & Co Inc

                                                Morgan Keegan & Co

                                                Wells Fargo & Co

                                                Williams Capital Group LP

(2)         Names of Issuers: JPMorgan

(3)         Title of Securities: JPM 4.95 03/20 c#46625HHQ6

(4)         Date of First Offering: 3/18/2010

(5)         Amount of Total Offering:  $1,500,000,000.00

(6)         Unit Price of Offering: $ 99.961

Comparable Securities

1) Citigroup – Cusip 172967EV9

2) Goldman Sachs Grp - Cusip 38141EA25

3) JP Morgan – Cusip 46625HHL7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations: 211

(9)     Trade Date:  3/18/2010

(10)   Portfolio Assets on Trade Date: $1,243,971,210

(11)   Price Paid per Unit: $99.961

(12)   Total Price Paid by Portfolio: 2,285,000 bonds @ $99.961 = $2,284,108.85

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

30,000,000  bonds @ $99.961 = $29,988,300

(14)   % of Portfolio Assets Applied to Purchase

         0.183%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         211 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

3/18/2010___________________________

[signature]

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books Deutsche Bank Securities Inc

                                                         RBS Securities Inc

                                                         Wells Fargo & Co

         Co-Manager(s)                       Bank of America Merrill Lynch

                                                         Barclays Capital

                                                         Citigroup Global Markets Inc

                                                         Credit Suisse

                                                         Daiwa Capital Markets America Inc

                                                         DnB NOR Bank ASA/New York

                                                         Goldman Sachs & Co

                                                         Mitsubishi UFJ Securities USA Inc

                                                         RBC Capital Markets

                                                         Stifel Nicolaus & Co Inc

                                                         UBS Securities LLC

(2)         Names of Issuers: Kinder Morgan Energy Partners

(3)         Title of Securities: KMP 5.3 09/15/20 c#494550BE5

(4)         Date of First Offering: 5/12/2010

(5)         Amount of Total Offering:  $600,000,000.00

(6)         Unit Price of Offering: $ 99.961

Comparable Securities

1) RDSALN c#822582AJ1

2) ETP c#29273RAM1

3) WPZ c#96950FAC8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  13

(9)     Trade Date:  5/12/2010

(10)   Portfolio Assets on Trade Date: $1,352,602.977

(11)   Price Paid per Unit: $99.961

(12)   Total Price Paid by Portfolio: 605,000 bonds @ $99.961 = $604,764.05

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

11,500,000  bonds @ $99.961 = $11,495,515

(14)   % of Portfolio Assets Applied to Purchase

0.044%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         13 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management              Date:    5/12/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books    Deutsche Bank Securities Inc

                                                            RBS Securities Inc

                                                            Wells Fargo & Co

         Co-Manager(s)                          Bank of America Merrill Lynch

                                                            Citigroup Global Markets Inc

                                                            Credit Suisse

                                                            Daiwa Capital Markets America Inc

                                                            DnB NOR Bank ASA/New York

                                                            Goldman Sachs & Co

                                                            Mitsubishi UFJ Securities USA Inc

                                                            RBC Capital Markets

                                                            Stifel Nicolaus & Co Inc

                                                            UBS Securities LLC

(2)         Names of Issuers: Kinder Morgan Energy Partners

(3)         Title of Securities: KMP 6.55 09/15/40 c#494550BF2

(4)         Date of First Offering: 5/12/2010

(5)         Amount of Total Offering:  $400,000,000.00

(6)         Unit Price of Offering: $ 99.763

Comparable Securities

1) Shell Oil – C# 822582AD4

2) ETP – C# 29273RAJ8

3) Kinder Morgan – C# 49455WAF3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  13

(9)     Trade Date:  5/12/2010

(10)   Portfolio Assets on Trade Date: $1,352,602,977

(11)   Price Paid per Unit: $99.763

(12)   Total Price Paid by Portfolio: 865,000 bonds @ $99.763 = $862,949.95

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

10,000,000  bonds @ $99.763 = $9,976,300

(14)   % of Portfolio Assets Applied to Purchase

0.064%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         13 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:       5/12/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)         Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Bank of America Merrill Lynch

                                                JP Morgan Securities

Morgan Stanley

Joint Lead Managers             RBS Securities Corp

Co-Manager(s)                       Barclays Capital

                                                Credit Suisse Securities USA LLC

                                                Danske Bank

                                                Sumitomo Bank Securities Inc

                                                SunTrust Robinson Humphrey

                                                UBS Securities LLC

                                                Wells Fargo & Co

(2)         Names of Issuers: Rockies Express Pipeline

(3)         Title of Securities: ROCKIE 3.9 04/15 c#77340RAH0

(4)         Date of First Offering: 3/17/2010

(5)         Amount of Total Offering:  $450,000,000.00

(6)         Unit Price of Offering: $ 99.938

Comparable Securities

1) Shell Oil – C# 822582AH5

2) ETP – C# 29273RAM1

3) Kinder Morgan – C# 49455WAD8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  5

(9)     Trade Date:  3/17/2010

(10)   Portfolio Assets on Trade Date: $1,245,098,904

(11)   Price Paid per Unit: $99.938

(12)   Total Price Paid by Portfolio: 2,290,000 bonds @ $99.938 = $2,288,580.20

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

25,000,000  bonds @ $99.938 = $24,984,500

(14)   % of Portfolio Assets Applied to Purchase

0.183%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         5 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

3/17/2010___________________________

[signature]

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books   Bank of America Merrill Lynch

                                                   JP Morgan Securities

                                                   Morgan Stanley

Joint Lead Managers               RBS Securities Corp

Co-Manager(s)                         Barclays Capital

                                                   Credit Suisse Securities USA LLC

                                                   Danske Bank

                                                   Sumitomo Bank Securities Inc

                                                   SunTrust Robinson Humphrey

                                                   UBS Securities LLC

                                                   Wells Fargo & Co

(2)         Names of Issuers: Rockies Express Pipeline

(3)         Title of Securities: ROCKIE 5.625 04/20 c#77340RAK3

(4)         Date of First Offering: 3/17/2010

(5)         Amount of Total Offering:  $750,000,000.00

(6)         Unit Price of Offering: $ 99.911

Comparable Securities

1) RDSALN c#822582AJ1

2) ETP c#29273RAM1

3) WPZ c#96950FAC8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  5

(9)     Trade Date:  3/17/2010

(10)   Portfolio Assets on Trade Date: $1,245,098,904

(11)   Price Paid per Unit: $99.911

(12)   Total Price Paid by Portfolio: 2,750,000 bonds @ $99.911 = $2,747,552.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

30,000,000  bonds @ $99.911 = $29,973,300

(14)   % of Portfolio Assets Applied to Purchase

0.220%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         5 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

3/17/2010___________________________

[signature]

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books    Banc of America Securities LLC

                                                            BB&T Capital Markets

                                                            Wells Fargo Securities LLC

(2)         Issuer:  Tanger Properties L.P.

(3)         Title of Securities: SKT 6.125 06/20 c#875484AF4

(4)         Date of First Offering: 6/2/2010

(5)         Amount of Total Offering:  $300,000,000.00

(6)         Unit Price of Offering: $ 99.310

Comparable Securities

1) Kimco c#49446RAJ8

2) SPG c#828807CD7

3) SKT c#875484AD9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  17

(9)     Trade Date:  6/2/2010

(10)   Portfolio Assets on Trade Date: $1,419,759,252

(11)   Price Paid per Unit: $99.310

(12)   Total Price Paid by Portfolio: 1,365,000 bonds @ $99.31 = $1,355,581.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000  bonds @ $99.31 = $14,896,500

(14)   % of Portfolio Assets Applied to Purchase

0.079%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         17 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:          6/25/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title      Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books         Bank of America Merrill Lynch

                                                         Barclays Capital

                                                         Citigroup Global Markets Inc

                                                         Credit Suisse Securities USA LLC

                                                         JP Morgan Securities

Co-Manager(s)                               BNP Paribas Securities Corp

                                                         Calyon Securities USA Inc

                                                         Daiwa Securities America Inc

                                                         Mitsubishi UFJ Securities USA Inc

                                                         Mizuho Securities USA Inc

                                                         Morgan Stanley & Co Inc

                                                         RBC Capital Markets

                                                         RBS Securities Inc

                                                         Scotia Capital Inc

                                                         SunTrust Robinson Humphrey Inc

                                                         UBS Securities LLC

                                                         Wells Fargo Securities LLC

(2)         Names of Issuers: Valero Energy Corp

(3)         Title of Securities: VLO 4.5 2/15 c#91913YAQ3

(4)         Date of First Offering: 2/3/2010

(5)         Amount of Total Offering:  $400,000,000.00

(6)         Unit Price of Offering: $ 99.736

Comparable Securities

1) Shell Oil – C# 822582AH5

2) ETP – C# 29273RAM1

3) Kinder Morgan – C# 49455WAD8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations: 30

(9)     Trade Date:  2/3/2010

(10)   Portfolio Assets on Trade Date: $1,156,165,531

(11)   Price Paid per Unit: $99.736

(12)   Total Price Paid by Portfolio: 675,000 bonds @ $99.736 = $673,218.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

10,000,000  bonds @ $99.736 = $9,973,600

(14)   % of Portfolio Assets Applied to Purchase

0.058%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         30 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2/3/2010___________________________

[signature]

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books Barclays Capital

                                                         Credit Suisse

                                                         Deutsche Bank Securities Inc

                                                         JP Morgan Securities

                                                         Morgan Stanley

                                                         RBS Securities Inc

         Sr Co-Manager(s)                   Bank of Tokyo-Mitsubishi UFJ Ltd/N

                                                         BBVA Securities Inc

                                                         Mizuho Securities USA Inc

         Co-Manager(s)                       Bank of New York Mellon Corp/The

                                                         Bank of America Merrill Lynch

                                                         BNP Paribas

                                                         Cabrera Capital Markets Inc

                                                         Citigroup Global Markets Inc

                                                         Goldman Sachs & Co

                                                         HSBC Securities

                                                         Loop Capital Markets LLC

                                                         Salomon Brothers Inc

         Co-Manager(s)                       Santander Investment Securities In

                                                         Scotia Capital Inc

                                                         Standard Chartered Bank (US)

                                                         TD Securities USA LLC

                                                         UBS Securities LLC

                                                         US Bancorp Investments Inc

                                                         Wells Fargo Securities LLC

(2)         Names of Issuers: WalMart

(3)         Title of Securities: WMT 5/625 04/40 c#931142CV3

(4)         Date of First Offering: 6/30/2010

(5)         Amount of Total Offering:  $750,000,000.00

(6)         Unit Price of Offering: 98.465

Comparable Securities

1) Target Corp – c#87612EAU0

2) WalMart – 931142CM3

3) Home Depot – c#437076AS1

(7)     Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations: 48

(9)     Trade Date:  6/30/2010

(10)   Portfolio Assets on Trade Date: $1,505,967,818

(11)   Price Paid per Unit: $98.465

(12)   Total Price Paid by Portfolio: 3,800,000 bonds @ $98.465 = $3,741,670

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

40,000,000  bonds @ $98.465  = $39,386,000

(14)   % of Portfolio Assets Applied to Purchase

0.248%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         48 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                 Date:       6/25/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books

BNP Paribas

                        Citigroup Global Markets Inc

                        Goldman Sachs & Co

                        HSBC Securities

                        UBS Securities LLC

                        Wells Fargo & Co

Co-Manager(s)                   Deutsche Bank Securities Inc

(2)         Names of Issuers: WalMart

(3)         Title of Securities: WMT 5/625 04/40 c#931142CS0

(4)         Date of First Offering: 3/24/2010

(5)         Amount of Total Offering:  $1,250,000,000.00

(6)         Unit Price of Offering: 99.155

Comparable Securities

1) Target Corp – c#87612EAU0

2) WalMart – 931142CM3

3) Home Depot – c#437076AS1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations: 48

(9)     Trade Date:  3/24/2010

(10)   Portfolio Assets on Trade Date: $1,240,682,557

(11)   Price Paid per Unit: $99.155

(12)   Total Price Paid by Portfolio: 3,785,000 bonds @ $99.155  = $3,753,016.75

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

50,000,000  bonds @ $99.155  = $49,577,500

(14)   % of Portfolio Assets Applied to Purchase

0.302%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         48 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

3/24/2010___________________________

[signature]

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books         Barclays Capital

                                                         Calyon Securities USA Inc

                                                         Citigroup Global Markets Inc

                                                         Scotia Capital Inc

                                                         BNP Paribas

                                                         JP Morgan Securities

                                                         RBS Securities

                                                         Wells Fargo Secs

Co-Managers  -                               TD Secs

                                                         The Williams Group

                                                         Mitsubishi UFJ Secs

                                                         RBC Cap’l Markets

                                                         BOSC, Inc

                                                         Natexis Bleichroeder

(2)         Names of Issuers: Williams Partners LP

(3)         Title of Securities: WPZ 3.8 2/15 c# 96950FAA2

(4)         Date of First Offering: 2/2/2010

(5)         Amount of Total Offering:  $750,000,000.00

(6)         Unit Price of Offering: $ 99.954

Comparable Securities

1) Shell Oil – C# 822582AH5

2) ETP – C# 29273RAM1

3) Kinder Morgan – C# 49455WAD8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  5

(9)     Trade Date:  2/2/2010

(10)   Portfolio Assets on Trade Date: $1,158,325,874

(11)   Price Paid per Unit: $99.954

(12)   Total Price Paid by Portfolio: 1,345,000 bonds @ $99.954 = $1,344,381.30

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000  bonds @ $99.954 = $19,990,800

(14)   % of Portfolio Assets Applied to Purchase

0.116%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         5 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2/2/2010___________________________

[signature]

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books         Barclays Capital

                                                         Calyon Securities USA Inc

                                                         Citigroup Global Markets Inc

                                                         Scotia Capital Inc

                                                         BNP Paribas

                                                         JP Morgan Securities

                                                         RBS Securities

                                                         Wells Fargo Secs

Co-Managers  -                               TD Secs

                                                         The Williams Group

                                                         Mitsubishi UFJ Secs

                                                         RBC Cap’l Markets

                                                         BOSC, Inc

                                                         Natexis Bleichroeder

(2)         Names of Issuers: Williams Partners LP

(3)         Title of Securities: WPZ 6.3 4/40 c# 96950FAE4

(4)         Date of First Offering: 2/2/2010

(5)         Amount of Total Offering:  $1,250,000,000.00

(6)         Unit Price of Offering: $ 99.401

Comparable Securities

1) Shell Oil – C# 822582AD4

2) ETP – C# 29273RAJ8

3) Kinder Morgan – C# 49455WAF3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  5

(9)     Trade Date:  2/2/2010

(10)   Portfolio Assets on Trade Date: $1,158,325,874

(11)   Price Paid per Unit: $99.401

(12)   Total Price Paid by Portfolio: 1,685,000 bonds @ $99.401 = $1,674,906.85

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

25,000,000  bonds @ $99.401 = $24,850,250

(14)   % of Portfolio Assets Applied to Purchase

0.144%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         5 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2/2/2010___________________________

[signature]

John Hancock High Yield Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers- Books:

         Goldman Sachs & Co

         JP Morgan

         Co-Managers:

         Banc of America Securities LLC

         Barclays Capital

         Wells Fargo & Co

(2)         Names of Issuers: Brocade Communications

(3)         Title of Securities: Brocade Communications 6.625%

(4)         Cusip: 111621AE8

(5)         Date of First Offering: 1/13/10

(6)         Amount of Total Offering: $300,000,000

(7)         Unit Price of Offering: 99.239

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
ACTIVANT SOLUT	9.5	5/1/2016	Computer Hardware	10.431
SEAGATE TECH HDD	6.8	10/1/2016	Computer Hardware	7.274
SEAGATE TECH INT	10	5/1/2014	Computer Hardware	6.987

(8)     Underwriting Spread or Commission: 1.68%

(9)     Years of Issuer’s Operations: > 10 years

(10)   Trade Date: 1/13/10

(11)   Portfolio Assets on Trade Date: $649,213,449

(12)   Price Paid per Unit: 99.239

(13)   Total Price Paid by Portfolio: $421,765.75

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$1,984,780

(15)   % of Portfolio Assets Applied to Purchase

0.06%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock High Yield Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers- Books:

         Goldman Sachs & Co

         JP Morgan

         Co-Managers:

         Banc of America Securities LLC

         Barclays Capital

         Wells Fargo & Co

(2)         Names of Issuers: Brocade Communications

(3)         Title of Securities: Brocade Communications 6.875%

(4)         Cusip: 111621AH1

(5)         Date of First Offering: 1/13/10

(6)         Amount of Total Offering: $300,000,000

(7)         Unit Price of Offering: 99.114

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
ACTIVANT SOLUT	9.5	5/1/2016	Computer Hardware	10.431
SEAGATE TECH HDD	6.8	10/1/2016	Computer Hardware	7.274
SEAGATE TECH INT	10	5/1/2014	Computer Hardware	6.987

(8)     Underwriting Spread or Commission: 1.68%

(9)     Years of Issuer’s Operations: > 10 years

(10)   Trade Date: 1/13/10

(11)   Portfolio Assets on Trade Date: $649,213,449

(12)   Price Paid per Unit: 99.114

(13)   Total Price Paid by Portfolio: $421,235

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$1,982,280

(15)   % of Portfolio Assets Applied to Purchase

0.06%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock High Yield Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers- Books:

         Bank of America Merrill Lynch

         BNP Paribas

         Goldman Sachs & Co

         Morgan Stanley

         RBC Capital Markets

         UBS Securities LLC

         Wells Fargo & Co

         Co-Managers:

         BBVA Securities Inc

         Capital One Southcoast Inc

         Comerica Securities

         US Bancorp Investments Inc

(2)         Names of Issuers: Crosstex Energy

(3)         Title of Securities: Crosstex Energy 8.875%

(4)         Cusip: 22764LAA1

(5)         Date of First Offering: 2/3/10

(6)         Amount of Total Offering: $725,000,000

(7)         Unit Price of Offering: 97.907

Comparable Securities

Description	Ticker	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
MARKWEST ENERGY	MWE	8.75	4/15/2018	Gas Distribution	8.069
SABINE PASS LNG	LNG	7.25	11/30/2013	Gas Distribution	9.386
ATLAS PIPELINE	APL	8.75	6/15/2018	Gas Distribution	10.001

(8)     Underwriting Spread or Commission: 2.5%

(9)     Years of Issuer’s Operations: > 10 years

(10)   Trade Date: 2/3/10

(11)   Portfolio Assets on Trade Date: $583,445,632

(12)   Price Paid per Unit: 97.907

(13)   Total Price Paid by Portfolio: $195,814

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$1,958,140

(15)   % of Portfolio Assets Applied to Purchase

0.03%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock High Yield Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers- Books:

         Banc of America Securities LLC

         Citigroup Global Markets Inc

         Morgan Stanley

         Co-Managers:

         Credit Suisse

         Deutsche Bank Securities Inc

         Wells Fargo Securities LLC

(2)         Names of Issuers: Level 3 Financing Inc

(3)         Title of Securities: Level 3 Financing Inc 10.0%

(4)         Cusip: 527298AN3

(5)         Date of First Offering: 1/5/10

(6)         Amount of Total Offering: $640,000,000

(7)         Unit Price of Offering: 97.982

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
US WEST CAP	6.5	11/15/2018	Telecom - Integrated/Services	8.716
PAETEC HOLDING	9.5	7/15/2015	Telecom - Integrated/Services	10.346
INTELSAT BERMUDA	11.25	2/4/2017	Telecom - Integrated/Services	11.047

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 10 years

(10)   Trade Date: 1/5/10

(11)   Portfolio Assets on Trade Date: $641,130,918

(12)   Price Paid per Unit: 97.982

(13)   Total Price Paid by Portfolio: $587,892

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$2,449,550

(15)   % of Portfolio Assets Applied to Purchase

0.09%

(16)   Test set forth in paragraph (B) (4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B) (5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B) (1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock High Yield Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers- Books:

         JP Morgan Securities

         Wells Fargo & Co

         Co-Managers:

         BMO Capital Markets Corp

(2)         Names of Issuers: Marquette Transportation

(3)         Title of Securities: Marquette Transportation Co 10.875%

(4)         Cusip: 57161AAA0

(5)         Date of First Offering: 1/12/10

(6)         Amount of Total Offering: $250,000,000

(7)         Unit Price of Offering: 98.81

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
GENERAL MARITIME	12	11/15/2017	Transportation Excluding Air/Rail	10.986
ULTRAPETROL	9	11/24/2014	Transportation Excluding Air/Rail	11.134
COMMERCIAL BARGE	12.5	7/15/2017	Transportation Excluding Air/Rail	11.468

(8)     Underwriting Spread or Commission: 2.5%

(9)     Years of Issuer’s Operations: > 10 years

(10)   Trade Date: 1/12/10

(11)   Portfolio Assets on Trade Date: $649,614,613

(12)   Price Paid per Unit: 98.81

(13)   Total Price Paid by Portfolio: $765,777.50

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$3,952,400

(15)   % of Portfolio Assets Applied to Purchase

0.12%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books         Citigroup Global Markets Inc

                                                                  Credit Suisse

                                                                  Goldman Sachs & Co

                                                                  JP Morgan Securities

                                                                  Wells Fargo & Co

         Co-Manager(s)                               Bank of America Merrill Lynch

                                                                  Daiwa Securities America Inc

                                                                  Deutsche Bank Securities Inc

                                                                  Mitsubishi UFJ Securities USA Inc

                                                                  Morgan Stanley

                                                                  UBS Securities

(2)         Names of Issuers: Hartford Financial Services Group

(3)         Title of Securities: HIG 5.5 03/30/20 c#416515AZ7

(4)         Date of First Offering: 3/18/2010

(5)         Amount of Total Offering:  $500,000,000.00

(6)         Unit Price of Offering: $ 99.755

Comparable Securities

1) UNH c#91324PBJ0

2) WLP c#94973VAR8

3) TRV c#89417EAF6

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  200

(9)     Trade Date:  3/18/2010

(10)   Portfolio Assets on Trade Date: $1,243,971,210

(11)   Price Paid per Unit: $99.755

(12)   Total Price Paid by Portfolio: 535,000 bonds @ $99.755 = $533,689.25

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

7,000,000  bonds @ $99.755 = $6,982,850

(14)   % of Portfolio Assets Applied to Purchase

0.043%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         200 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                 Date:       4/16/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO